                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM 8-K/A

                               AMENDMENT NO. 3 TO

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 23, 2000

                                 UDATE.COM, INC.
             ------------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
             ------------------------------------------------------

                 (State or Other Jurisdiction of Incorporation)

           00-31022                                      33-0835561

---------------------------------           ------------------------------------

    (Commission File Number)                (I.R.S. Employer Identification No.)


NEW ENTERPRISE HOUSE,
ST. HELENS STREET, DERBY, ENGLAND                           DE1 3GY

----------------------------------------          ------------------------------

(Address of Principal Executive Offices)                   (Zip Code)

                                 (877) 815-2955
                        --------------------------------

              (Registrant's Telephone Number, Including Area Code)

                                 ---------------

                                 NOT APPLICABLE

                                ---------------
          (Former Name or Former Address, if Changed Since Last Report)

                                EXPLANATORY NOTE

     The undersigned Registrant hereby amends Item 7(c) of its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 9, 2000, as amended by its Form 8-K/A filed with the Securities and Exchange Commission on August 14, 2000 and by its Form 8-K/A Amendment Number 2 filed on March 26, 2001, to read in its entirety as follows:


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)  EXHIBITS

 EXHIBIT NO.
 -----------
     2.1 Share Exchange Agreement dated as of May 23, 2000 by and among the Registrant, Internet Investments Inc., uDate.com, Ltd. and the selling shareholders named therein*

     3.1       Certificate of Amendment of Articles of Incorporation**

    10.1 Subscription Agreement dated as of May 2000 by and between the Registrant and Innovative Finance Limited*

    10.2 Registrant's 2000 Stock Incentive Plan and form of Stock Option Agreement*

    10.3       Melvyn Morris Stock Option Agreement dated as of May 10, 2000*

    10.4       Howard Thacker Stock Option Agreement dated as of May 10, 2000*

    10.5 Notice of Non-Qualified Stock Option Award and Non-Qualified Stock Option Award Agreement between the Registrant and Geoffrey Shingles dated June 21, 2000**

    10.6 Notice of Non-Qualified Stock Option Award and Non-Qualified Stock Option Award Agreement between the Registrant and Interregnum Venture Marketing Ltd. dated June 21, 2000**

    16.1 Smith Cooper Letter dated March 26, 2001 regarding change in certifying accountant***

    16.2 Merdinger, Fruchter Rosen & Corso, P.C. Letter dated as of April 2, 2001 regarding change in certifying accountant

    23.1       Consent of Smith Cooper, Independent Auditors**

    99.1 Press Release announcing the completion of the Share Exchange Transaction*

    99.2       Financial Statements of uDate.com, Ltd.**

    99.3       Unaudited Pro Forma Condensed Combined Financial Information**

* Previously filed with this Current Report on Form 8-K as filed with the Securities and Exchange Commission on June 9, 2000.

** Previously filed with Amendment No. 1 to this Current Report on Form 8-K/A as filed with the Securities and Exchange Commission on August 14, 2000.

*** Previously filed with Amendment No. 2 to this Current Report on Form 8-K/A as filed with the Securities and Exchange Commission on March 26, 2001.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 UDATE.COM, INC.


Date:    April 4, 2001           By: /s/ Melvyn Morris
                                    --------------------------------------------
                                         Melvyn Morris
                                         Chief Executive Officer





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                                  EXHIBIT INDEX

  EXHIBIT NO.
  ----------

    2.1 Share Exchange Agreement dated as of May 23, 2000 by and among the Registrant, Internet Investments Inc., uDate.com, Ltd. and the selling shareholders named therein*

    3.1        Certificate of Amendment of Articles of Incorporation**

   10.1 Subscription Agreement dated as of May 2000 by and between the Registrant and Innovative Finance Limited*

   10.2        Registrant's 2000 Stock Incentive Plan and form of Stock Option
               Agreement*

   10.3        Melvyn Morris Stock Option Agreement dated as of May 10, 2000*

   10.4        Howard Thacker Stock Option Agreement dated as of May 10, 2000*

   10.5 Notice of Non-Qualified Stock Option Award and Non-Qualified Stock Option Award Agreement between the Registrant and Geoffrey Shingles dated June 21, 2000**

   10.6 Notice of Non-Qualified Stock Option Award and Non-Qualified Stock Option Award Agreement between the Registrant and Interregnum Venture Marketing Ltd. dated June 21, 2000**

   16.1 Smith Cooper Letter dated March 26, 2001 regarding change in certifying accountant***

   16.2 Merdinger, Fruchter Rosen & Corso, P.C. Letter dated as of April 2, 2001 regarding change in certifying accountant

   23.1        Consent of Smith Cooper, Independent Auditors**

   99.1        Press Release announcing the completion of the Share Exchange
               Transaction*

   99.2        Financial Statements of uDate.com, Ltd.**

   99.3        Unaudited Pro Forma Condensed Combined Financial Information**

* Previously filed with this Current Report on Form 8-K as filed with the Securities and Exchange Commission on June 9, 2000.

** Previously filed with Amendment No. 1 to this Current Report on Form 8-K/A as filed with the Securities and Exchange Commission on August 14, 2000.

*** Previously filed with Amendment No. 2 to this Current Report on Form 8-K/A as filed with the Securities and Exchange Commission on March 26, 2001.


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